A MESSAGE TO VARIABLE LIFE POLICYOWNERS

     The Stock Markets witnessed significant increases during 1995, with the S&P 500 achieving a total return of 37.6% for the year, compared to a total return of 1.2% for 1994. At the same time long term interest rates have significantly declined since the beginning of the year. At December 31, 1994, the 30 year treasury bond yielded 7.9%, compared to a yield of 5.9% at December 31, 1995.

     Short term rates are somewhat lower than a year ago, with the 3 month Treasury Bill ending the year at 5.1% compared to 5.7% at the beginning of the year.

     The U.S. Gross Domestic Product for 1995 increased by nearly 3%. Inflation remained low with the Consumer
Price Index increasing by approximately 2.6% this year, a slight reduction from 1994.

THE STOCK ACCOUNT. At December 31, 1995, the assets were allocated 97% to 70 different stock positions with the remainder in a high quality money market fund. Our emphasis within the stock portfolio continues to be in issues which we believe will perform well in the current environment and tend to hold their values during market weakness.

THE MONEY MARKET ACCOUNT. On December 31, 1995, this portfolio held 25 different issues of the highest quality commercial paper with maturities ranging from 1 to 33 days.

THE INVESTMENT GRADE BOND ACCOUNT. Bonds represented 97% of investable funds on December 31, with the remainder in a high quality money market fund. The portfolio was comprised of 21 bond issues, with maturities ranging from 3 years to 25 years.

THE ASSET ALLOCATION ACCOUNT. At December 31, assets were allocated 49% to common stocks, 48% to bonds with the remainder in a high quality money market fund. There were 69 different common stock issues in the portfolio and 44 different bond positions.

THE OUTLOOK. For 1996, we expect moderate economic growth and continuing low inflation with interest rates remaining near current levels. At the time of this report, macroeconomic indicators are showing mixed signs. While the expansion is slowing, business profits are expected to continue to improve, albeit at a slower rate than in 1995.

Beginning on page 8, there appears a report of the USLICO
Series Fund whose portfolios support the separate account assets. Total return charts for the Fund's Portfolios are presented at page 8, 9 and 10.


                   Respectfully,



                   Thomas Y. Moon
                   President
                   Bankers Security Life Insurance Society

                                  Bankers Security Variable Life Separate Account I
                                          Statement of Assets and Liabilities
                                                  December  31, 1995

                                                                      Sub-accounts
                                                      Common       Money                     Asset        Total
                                                      Stock        Market        Bond      Allocation  Sub-accounts
                                                   ------------ ------------ ------------ ------------ ------------
Assets:
 Investments:
  USLICO Series Fund-Common Stock Portfolio
  (781,323 shares; cost $8,306,076)               $  9,861,165                                        $  9,861,165

  USLICO Series Fund-Money Market Portfolio
  (4,963,515 shares; cost $4,963,515)                          $  4,963,515                              4,963,515

  USLICO Series Fund-Bond Portfolio
  (129,018 shares; cost $1,299,188)                                         $  1,339,357                 1,339,357

  USLICO Series Fund-Asset Allocation Portfolio
  (442,645 shares; cost $4,741,943)                                                      $  5,232,170    5,232,170

 Policy loans                                          916,987      494,124        3,862      232,632    1,647,605
                                                   ------------ ------------ ------------ ------------ ------------
       Total assets                                 10,778,152    5,457,639    1,343,219    5,464,802   23,043,812
                                                   ------------ ------------ ------------ ------------ ------------

Liabilities:
 Net accrued for policy related transactions
     payable to Bankers Security                       465,925      251,372      184,454      531,796    1,433,547
 Amounts payable to Bankers Security                   375,000      125,000    1,000,000    1,000,000    2,500,000
                                                   ------------ ------------ ------------ ------------ ------------
       Total liabilities                               840,925      376,372    1,184,454    1,531,796    3,933,547
                                                   ------------ ------------ ------------ ------------ ------------
Net assets - for variable life
  insurance policies                              $  9,937,227 $  5,081,267 $    158,765 $  3,933,006 $ 19,110,265
                                                   ============ ============ ============ ============ ============



See accompanying notes to financial statements.


                                       Bankers Security Variable Life Separate Account I
                                       Statement of Operations and Changes in Net Assets
                                             For the Year Ended December 31, 1995

                                                                 Sub-accounts
                                                Common       Money                   Asset       Total
                                                 Stock      Market       Bond     Allocation  Sub-accounts
                                              ----------- ----------- ----------- ----------- ------------
Investment income:
  Income:
    Reinvested dividends                     $   766,217 $   265,384 $    88,556 $   374,017 $  1,494,174
  Expenses:
    Mortality and expense risk charges            43,747      24,562       6,089      23,138       97,536
                                              ----------- ----------- ----------- ----------- ------------
Net investment income                            722,470     240,822      82,467     350,879    1,396,638

Net unrealized gains on investments            1,606,225       -         113,035     649,668    2,368,928
Net realized gains on investments                 21,777       -           -           5,314       27,091
                                              ----------- ----------- ----------- ----------- ------------
  Net increase in net assets resulting
       from operations                         2,350,472     240,822     195,502   1,005,861    3,792,657

From policy related transactions:

  Transfers in for net premiums                  806,287     520,818      27,169     859,175    2,213,449

  Transfers between sub-accounts                  16,931      (2,784)       -        (14,147)        -

  Transfers for withdrawal/surrender            (569,134)   (411,810)    (15,701)   (364,839)  (1,361,484)

Transfer of investment and operating
  results to Bankers Security                   (435,407)   (246,086)   (179,318)   (509,281)  (1,370,092)
                                              ----------- ----------- ----------- ----------- ------------
          Net increase in net assets           2,169,149     100,960      27,652     976,769    3,274,530

Net assets, beginning of year                  7,768,078   4,980,307     131,113   2,956,237   15,835,735
                                              ----------- ----------- ----------- ----------- ------------
Net assets, end of year                        9,937,227 $ 5,081,267 $   158,765 $ 3,933,006 $ 19,110,265
                                              =========== =========== =========== =========== ============

See accompanying notes to financial statements.

                              Bankers Security Variable Life Separate Account I
                              Statement of Operations and Changes in Net Assets
                                    For the Year Ended December 31, 1994

                                                                  Sub-accounts
                                                 Common       Money                     Asset        Total
                                                 Stock        Market        Bond      Allocation  Sub-accounts
                                              ------------ ------------ ------------ ------------ ------------
Investment income:
  Income:
    Reinvested dividends                     $    751,944 $    167,844 $     79,455 $    326,897 $  1,326,140
  Expenses:
    Mortality and expense risk charges             38,943       23,541        5,721       19,168       87,373
                                              ------------ ------------ ------------ ------------ ------------
Net investment income                             713,001      144,303       73,734      307,729    1,238,767

Net unrealized losses on investments             (645,732)      -          (123,218)    (399,781)  (1,168,731)

Net realized gains(losses) on investments          14,527       -            (2,933)      -            11,594
                                              ------------ ------------ ------------ ------------ ------------
  Net increase(decrease) in net assets resulting
       from operations                             81,796      144,303      (52,417)     (92,052)      81,630

From policy related transactions:

  Transfers in for net premiums                   862,124      683,395       28,067      919,831    2,493,417

  Transfers between sub-accounts                   21,000      (39,241)         131       18,110       -

  Transfers for withdrawal/surrender             (633,567)    (301,779)      (8,746)    (270,052)  (1,214,144)

Transfer of investment and operating
  results from(to) Bankers Security              (261,278)    (273,280)      35,467     (264,132)    (763,223)
                                              ------------ ------------ ------------ ------------ ------------
                                                   70,075      213,398        2,502      311,705      597,680

Net assets, beginning of year                   7,698,003    4,766,909      128,611    2,644,532   15,238,055
                                              ------------ ------------ ------------ ------------ ------------
Net assets, end of year                      $  7,768,078 $  4,980,307 $    131,113 $  2,956,237 $ 15,835,735
                                              ============ ============ ============ ============ ============

See accompanying notes to financial statements.

                               Bankers Security Variable Life Separate Account I
                               Statement of Operations and Changes in Net Assets
                                      For the Year Ended December 31, 1993

                                                                  Sub-accounts
                                                 Common       Money                     Asset        Total
                                                 Stock        Market        Bond      Allocation  Sub-accounts
                                              ------------ ------------ ------------ ------------ ------------
Investment income:
  Income:
    Reinvested dividends                     $    217,947 $    112,099 $     90,478 $    191,564 $    612,088
  Expenses:
    Mortality and expense risk charges             37,336       22,963        6,113       17,882       84,294
                                              ------------ ------------ ------------ ------------ ------------
Net investment income                             180,611       89,136       84,365      173,682      527,794

Net unrealized gains on investments               515,564       -            25,093      164,632      705,289

Net realized gains on investments                  23,575       -             7,466        8,256       39,297
                                              ------------ ------------ ------------ ------------ ------------
Net increase in net assets resulting from         719,750       89,136      116,924      346,570    1,272,380
    operations

From policy related transactions:

  Transfers in for net premiums                   997,146      743,780       22,730      778,741    2,542,397

  Transfers between sub-accounts                   (3,201)       6,097       (2,627)        (269)      -

  Transfers for withdrawal/surrender             (676,204)    (353,615)     (15,401)    (321,145)  (1,366,365)

Transfer of investment and operating
  results to Bankers Security                    (561,257)    (317,483)    (111,043)    (390,231)  (1,380,014)
                                              ------------ ------------ ------------ ------------ ------------
                 Net increase in net assets       476,234      167,915       10,583      413,666    1,068,398

Net assets, beginning of year                   7,221,769    4,598,994      118,028    2,230,866   14,169,657
                                              ------------ ------------ ------------ ------------ ------------
Net assets, end of year                      $  7,698,003 $  4,766,909 $    128,611 $  2,644,532 $ 15,238,055
                                              ============ ============ ============ ============ ============

See accompanying notes to financial statements.

BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I - NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

(1) ORGANIZATION - Bankers Security Variable Life Separate Account I ("Separate Account I") was established by Bankers Security Life Insurance Society ("Bankers Security") in 1986 under New York insurance laws. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by Bankers Security. The assets of Separate Account I and its sub-accounts are the property of Bankers Security. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business Bankers Security may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in Bankers Security's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

On January 17, 1995, Bankers Security became an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), previously The NWNL Companies, Inc., an insurance holding company based in Minneapolis, Minnesota. Prior to that time Bankers Security was an indirect wholly-owned subsidiary of USLICO Corporation. USLICO Series Fund ("Series Fund") is an open-end diversified management investment company whose shares are sold only to Bankers Security and other affiliates separate accounts.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
  (a)  Valuation of Investments - Investments in shares of the Series
Fund are valued at the reported net asset value of the respective portfolios.  The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for  the year ended December 31,
1995, were:
                    	      Cost of Shares	   Proceeds from
	Sub-account		               Acquired    	    Shares Sold
	Common Stock	           $   766,217	          $  177,977
	Money Market	               301,632	             294,167
	Bond		                      131,297	                -
	Asset Allocation	           562,251	              65,599
                          -----------          ----------
	Total		                 $ 1,761,397           $  537,743
  (b) Security Transactions - Purchases and sales are recorded on the trade date.
  (c) Federal Income Taxes - Bankers Security is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended
(the "Code"). Since the sub-accounts are not separate entities from Bankers Security, and their operations form a part of Bankers Security, they will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Under existing Federal income tax law, investment income of the sub-accounts, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to Bankers Security.
  (d) Charges Deducted from Premiums - Transfers to the sub-accounts of Separate Account I for net premiums represent gross premiums payable for a policy year, less deductions for sales loads, administrative expenses, premium taxes, risk charges and additional premiums, if any, for optional insurance benefits.
  (e)  Amounts Payable to Bankers Security - The amounts payable to
Bankers Security in each sub-account arises from the amount allocated from Bankers Security to facilitate commencement of operations.
  (f) Dividends - Dividends received on the shares held by the sub-accounts of Separate Account I are reinvested to purchase additional shares of the applicable portfolio of the Series Fund.
  (g)  Transfer of Investment and Operating Results to Bankers Security
- The sub-accounts transfer their investment and operating results in excess of amounts required to meet policyholder reserve and liability amounts to Bankers Security. Also included in this transfer are cost of insurance charges totalling $805,900 for all sub-accounts for 1995.

(3) ADMINISTRATION AND RELATED PARTY TRANSACTIONS - A daily charge is made by Bankers Security against each sub-account's investments for mortality and expense risks at an effective annual rate of .50%. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. Other costs of administering Separate Account I are absorbed by Bankers Security.

USLICO Securities Corporation ("USLICO Securities") acts as principal underwriter (as defined in the Investment Company Act of 1940) of Separate Account I's policies. In conjunction with the merger noted above, USLICO Securities became a wholly-owned subsidiary of Washington Square Securities, Inc. which is wholly-owned by ReliaStar. On April 1, 1995, Bankers Centennial Management Corp. ("BCMC") was replaced as investment advisor to the Series Fund by Washington Square Capital, Inc., an indirect wholly-owned ReliaStar subsidiary. Newbold's Asset Management, Inc. continues to serve as investment advisor-equity holdings to the Series Fund in the same capacity as before the merger.

Certain officers and directors of ReliaStar and Bankers Security are also officers and directors of USLICO Securities, the Series Fund and Washington Square Capital, Inc.

	INDEPENDENT AUDITORS' REPORT


To Bankers Security Life Insurance Society and Bankers Security Variable Life Separate Account I Policyowners:

We have audited the accompanying statement of assets and liabilities of Bankers Security Variable Life Separate Account I as of December 31, 1995, and the related statement of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the management of Bankers Security Life Insurance Society. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of operations and changes in net assets for the years ended December 31, 1994 and 1993 were audited by other auditors whose report dated February 2, 1995 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bankers Security Variable Life Separate Account I as of December 31, 1995, and the results of its operations and changes in net assets for the year then ended, in conformity with generally accepted accounting principles.





Deloitte & Touche LLP

Minneapolis, MN
January 26, 1996